EXHIBIT 24.1
POLYONE CORPORATION
REGISTRATION STATEMENT ON FORM S-8
POWER OF ATTORNEY
          Each undersigned officer and/or director of PolyOne Corporation, an Ohio corporation (the “Registrant”), does hereby make, constitute and appoint Stephen D. Newlin, Lisa K. Kunkle, John L. Rastetter and W. David Wilson, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to execute and file (i) a Registration Statement on Form S-8 (the “Form S-8 Registration Statement”) with respect to the registration under the Securities Act of 1933, as amended, Common Shares of the Registrant issuable in connection with the 2008 Equity and Performance Incentive Plan of PolyOne Corporation, (ii) any and all amendments, including post-effective amendments, supplements and exhibits to the Form S-8 Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority or exchange with respect to the securities covered by the Form S-8 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.
          IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of April, 2008.

/s/ Stephen D. Newlin	/s/ W. David Wilson

Stephen D. Newlin	W. David Wilson
Chairman, President and Chief Executive Officer	Senior Vice President and Chief Financial Officer

/s/ J. Douglas Campbell	/s/ Dr. Carol A. Cartwright

J. Douglas Campbell	Dr. Carol A. Cartwright
Director	Director

/s/ Gale Duff-Bloom	/s/ Richard H. Fearon

Gale Duff-Bloom	Richard H. Fearon
Director	Director

/s/ Robert A. Garda	/s/ Gordon D. Harnett

Robert A. Garda	Gordon D. Harnett
Director	Director

/s/ Edward J. Mooney	/s/ Farah M. Walters

Edward J. Mooney	Farah M. Walters
Director	Director